Exhibit 99.1

LANDMARK BANCORP, INC.


LANDMARK
NATIONAL BANK

3rd Quarter Investor Presentation

November 2026

FORWARD LOOKING STATEMENTS

THIS PRESENTATION AND FUTURE ORAL AND WRITTEN STATEMENTS BY US OR OUR MANAGEMENT, MAY CONTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE COMPANY INTENDS SUCH FORWARD-LOOKING STATEMENTS TO BE COVERED BY THE SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, PLANS, OBJECTIVES, FUTURE PERFORMANCE AND BUSINESS OF LANDMARK BANCORP, INC. ("LANDMARK" OR "THE COMPANY"). FORWARD-LOOKING STATEMENTS, WHICH MAY BE BASED UPON BELIEFS, EXPECTATIONS AND ASSUMPTIONS OF OUR MANAGEMENT AND ON INFORMATION CURRENTLY AVAILABLE TO MANAGEMENT, ARE GENERALLY IDENTIFIABLE BY THE USE OF WORDS SUCH AS "BELIEVE," "EXPECT," "ANTICIPATE," "PLAN," "INTEND," "ESTIMATE," "MAY," "WILL," "WOULD," "COULD," "SHOULD" OR OTHER SIMILAR EXPRESSIONS, INCLUDING THE NEGATIVES OF SUCH EXPRESSIONS. FORWARD-LOOKING STATEMENTS ARE NEITHER HISTORICAL FACTS NOR ASSURANCES OF FUTURE PERFORMANCE. INSTEAD, THEY ARE BASED ONLY ON THE COMPANY'S CURRENT BELIEFS, EXPECTATIONS, AND ASSUMPTIONS REGARDING ITS BUSINESS, FUTURE PLANS AND STRATEGIES, PROJECTIONS, ANTICIPATED EVENTS AND TRENDS, THE ECONOMY AND OTHER FUTURE CONDITIONS. ACTUAL RESULTS AND FINANCIAL CONDITION MAY DIFFER MATERIALLY FROM THOSE INDICATED IN THE FORWARD-LOOKING STATEMENTS. THEREFORE, YOU SHOULD NOT RELY ON ANY OF THESE FORWARD-LOOKING STATEMENTS. ADDITIONALLY, ALL STATEMENTS IN THIS PRESENTATION, INCLUDING FORWARD-LOOKING STATEMENTS, SPEAK ONLY AS OF THE DATE THEY ARE MADE, AND LANDMARK UNDERTAKES NO OBLIGATION TO UPDATE ANY STATEMENT IN LIGHT OF NEW INFORMATION OR FUTURE EVENTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO THE FUTURE, THEY ARE SUBJECT TO INHERENT KNOWN AND UNKNOWN UNCERTAINTIES, RISKS, CHANGES IN CIRCUMSTANCES, AND OTHER FACTORS THAT ARE DIFFICULT TO PREDICT AND MANY OF WHICH MAY BE OUT OF THE COMPANY'S CONTROL. THESE FACTORS INCLUDE, AMONG OTHERS, THE FOLLOWING:

- (i) THE STRENGTH OF THE LOCAL, STATE, NATIONAL AND INTERNATIONAL ECONOMIES AND FINANCIAL MARKETS, INCLUDING THE EFFECTS OF INFLATIONARY PRESSURES AND FUTURE MONETARY POLICIES OF THE FEDERAL RESERVE IN RESPONSE THERETO AND CHANGES IN GLOBAL ENERGY MARKET CONDITIONS;
- (ii) EFFECTS ON THE U.S. ECONOMY RESULTING FROM ACTIONS TAKEN BY THE FEDERAL GOVERNMENT, INCLUDING THE THREAT OR IMPLEMENTATION OF TARIFFS, IMMIGRATION ENFORCEMENT, EXECUTIVE ORDERS, AND CHANGES IN FOREIGN POLICY;
- (iii) CHANGES IN INTEREST RATES, INCLUDING THE RECENT INCREASE IN THE FEDERAL FUNDS BENCHMARK RATE BY THE FEDERAL RESERVE, AND PREPAYMENT RATES OF OUR ASSETS;
- (iv) INCREASED COMPETITION IN THE FINANCIAL SERVICES SECTOR AND THE INABILITY TO ATTRACT NEW CUSTOMERS, INCLUDING FROM NON-BANK COMPETITORS SUCH AS CREDIT UNIONS AND "FINTECH" COMPANIES;
- (v) TIMELY DEVELOPMENT AND ACCEPTANCE OF NEW PRODUCTS AND SERVICES;
- (vi) RAPID AND EXPENSIVE TECHNOLOGICAL CHANGES IMPLEMENTED BY US AND OTHER PARTIES IN THE FINANCIAL SERVICES INDUSTRY, INCLUDING THIRD-PARTY VENDORS, WHICH MAY BE MORE DIFFICULT TO IMPLEMENT OR MORE EXPENSIVE THAN ANTICIPATED OR WHICH MAY HAVE UNFORESEEN CONSEQUENCE TO US AND OUR CUSTOMERS, INCLUDING THE DEVELOPMENT AND IMPLEMENTATION OF TOOLS INCORPORATING ARTIFICIAL INTELLIGENCE;
- (vii) OUR RISK MANAGEMENT FRAMEWORK;
- (viii) INTERRUPTIONS IN INFORMATION TECHNOLOGY AND TELECOMMUNICATIONS SYSTEMS AND THIRD-PARTY SERVICES;
- (ix) THE ECONOMIC EFFECTS OF SEVERE WEATHER, NATURAL DISASTERS, WIDESPREAD DISEASE OR PANDEMICS, OR OTHER EXTERNAL EVENTS;
- (x) THE LOSS OF KEY EXECUTIVES OR EMPLOYEES;
- (xi) CHANGES IN CONSUMER SPENDING;
- (xii) INTEGRATION OF ACQUIRED BUSINESSES;
- (xiii) THE COMMENCEMENT, COST AND OUTCOME OF LITIGATION AND OTHER LEGAL PROCEEDINGS AND REGULATORY ACTIONS AGAINST US OR TO WHICH THE COMPANY MAY BECOME SUBJECT;
- (xiv) CHANGES IN ACCOUNTING POLICIES AND PRACTICES,
- (xv) PAST AND ANY FUTURE TERRORIST ATTACKS, MILITARY CONFLICTS, ACTS OF WAR, CHANGES IN FOREIGN RELATIONS, OR OTHER EXTERNAL ADVERSE EVENTS, INCLUDING ONGOING CONFLICTS IN THE MIDDLE EAST, WARS IN IRAN AND UKRAINE, AND OTHER INTERNATIONAL MILITARY CONFLICTS THAT CAN INCREASE LEVELS OF POLITICAL AND ECONOMIC UNPREDICTABILITY, CONTRIBUTE TO RISING ENERGY AND COMMODITY PRICES, AFFECT GLOBAL SUPPLY CHAINS, INCREASE THE VOLATILITY OF FINANCIAL MARKETS, AND OTHER MATTERS BEYOND OUR CONTROL;
- (xvi) THE ABILITY TO MANAGE CREDIT RISK, FORECAST LOAN LOSSES AND MAINTAIN AN ADEQUATE ALLOWANCE FOR LOAN LOSSES;
- (xvii) FLUCTUATIONS IN THE VALUE OF SECURITIES HELD IN OUR SECURITIES PORTFOLIO;
- (xviii) CONCENTRATIONS WITHIN OUR LOAN PORTFOLIO AND LARGE LOANS TO CERTAIN BORROWERS (INCLUDING COMMERCIAL REAL ESTATE LOANS);
- (xix) THE CONCENTRATION OF LARGE DEPOSITS FROM CERTAIN CLIENTS WHO HAVE BALANCES ABOVE CURRENT FDIC INSURANCE LIMITS AND MAY WITHDRAW DEPOSITS TO DIVERSIFY THEIR EXPOSURE;
- (xx) THE LEVEL OF NON-PERFORMING ASSETS ON OUR BALANCE SHEETS;
- (xxi) THE ABILITY TO RAISE ADDITIONAL CAPITAL;
- (xxii) THE OCCURRENCE OF FRAUDULENT ACTIVITY, BREACHES OR FAILURES OF OUR OR OUR THIRD-PARTY VENDORS' INFORMATION SECURITY CONTROLS OR CYBERSECURITY-RELATED INCIDENTS, INCLUDING AS A RESULT OF SOPHISTICATED ATTACKS USING ARTIFICIAL INTELLIGENCE AND SIMILAR TOOLS OR AS A RESULT OF INSIDER FRAUD;
- (xxiii) EMERGING ISSUES RELATED TO THE DEVELOPMENT AND USE OF ARTIFICIAL INTELLIGENCE THAT COULD GIVE RISE TO LEGAL OR REGULATORY ACTION, DAMAGE OUR REPUTATION, OR OTHERWISE MATERIALLY HARM OUR BUSINESS OR CUSTOMERS;
- (xxiv) DECLINES IN REAL ESTATE VALUES;
- (xxv) THE EFFECTS OF FRAUD ON THE PART OF OUR EMPLOYEES, CUSTOMERS, VENDORS OR COUNTERPARTIES;
- (xxvi) THE AVAILABILITY OF FUTURE EQUITY OR DEBT ISSUANCES AND OTHER CAPITAL RAISING OPPORTUNITIES ON FAVORABLE TERMS;
- (xxvii) THE COMPANY'S SUCCESS AT MANAGING AND RESPONDING TO THE RISKS INVOLVED IN THE FOREGOING ITEMS; AND
- (xxviii) ANY OTHER RISKS DESCRIBED IN THE "RISK FACTORS" SECTIONS OF REPORTS FILED BY LANDMARK WITH THE SECURITIES AND EXCHANGE COMMISSION.

THESE RISKS AND UNCERTAINTIES SHOULD BE CONSIDERED IN EVALUATING FORWARD-LOOKING STATEMENTS, AND UNDUE RELIANCE SHOULD NOT BE PLACED ON SUCH STATEMENTS. ADDITIONAL INFORMATION CONCERNING LANDMARK AND ITS BUSINESS, INCLUDING ADDITIONAL RISK FACTORS THAT COULD MATERIALLY AFFECT LANDMARK'S FINANCIAL RESULTS, IS INCLUDED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

USE OF NON-GAAP FINANCIAL MEASURES

IN ADDITION TO THE RESULTS PRESENTED IN ACCORDANCE WITH U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"), THE COMPANY ROUTINELY SUPPLEMENTS ITS EVALUATION WITH AN ANALYSIS OF CERTAIN NON-GAAP FINANCIAL MEASURES. THE COMPANY BELIEVES THESE NON-GAAP FINANCIAL MEASURES, IN ADDITION TO THE RELATED GAAP MEASURES, PROVIDE MEANINGFUL INFORMATION TO INVESTORS TO HELP THEM UNDERSTAND THE COMPANY'S OPERATING PERFORMANCE AND TRENDS, AND TO FACILITATE COMPARISONS WITH THE PERFORMANCE OF PEERS. THESE DISCLOSURES SHOULD NOT BE VIEWED AS A SUBSTITUTE FOR OPERATING RESULTS DETERMINED IN ACCORDANCE WITH GAAP, NOR ARE THEY NECESSARILY COMPARABLE TO NON-GAAP PERFORMANCE MEASURES THAT MAY BE PRESENTED BY OTHER COMPANIES. RECONCILIATIONS OF NON-GAAP DISCLOSURES TO THE COMPARABLE GAAP MEASURES ARE PROVIDED IN THIS PRESENTATION.

LANDMARK BANCORP, INC.

NASDAQ: LARK

Founded 1885

Headquarters:

- Manhattan, Kansas

Executive/Admin Office:

- Overland Park, Kansas (KC)

Serving Kansas and Kansas City:

- 28 full-service branches
- 1 LPO in KCMO
- Serving 23 communities
- 279 Associates



$1.6B Assets	1.36% ROAA	$0.89 Q3 2026 Diluted EPS
$1.2B Deposits	1.29% Cost of Deposits	4.35% Net Interest Margin
$1.1B Loans	$199M[1] Market Capitalization	101st Consecutive Quarterly Dividend

OUR BANK IS RATED 5-STARS BY BAUER
www.bauerfinancial.com
★★★★★
AWARDED JANUARY 2026

PIPER | SANDLER
2025 Bank & Thrift Sm-All Stars
DECEMBER 2025
★★★★★

Data as of, or for the three months ended, September 30, 2026 unless otherwise noted.
(1) As of October 23, 2026

3Q 2026 FINANCIAL HIGHLIGHTS

$ in millions unless otherwise noted	3Q 2026	2Q 2026	3Q 2025
Profitability			
Return on Average Assets	1.36%	1.35%	1.21%
Return on Average Equity	13.06%	13.23%	13.00%
Net Interest Margin	4.35%	4.22%	3.83%
Total Cost of Deposits	1.29%	1.30%	1.59%
Efficiency Ratio *	63.0%	61.7%	61.2%
Income Items			
Net Interest Income	$ 15.64	$ 15.08	$ 14.09
Total Revenue	19.24	19.18	18.16
Net Earnings	5.47	5.39	4.93
Diluted Earnings Per Share	$ 0.89	$ 0.88	$ 0.81
Balance and Average Balances			
Total Assets	$ 1,595	$ 1,607	$ 1,617
Gross Loans HFI	1,079	1,101	1,118
Average Loans	*1,078*	*1,090*	*1,109*
Total Deposits	1,246	1,305	1,326
Average Deposits	*1,318*	*1,337*	*1,347*
Book Value per Share	$ 26.24	$ 27.35	$ 25.64
Tangible Book Value per Share *	20.68	21.76	19.96
Credit Quality and Capital			
ACL to Gross Loans	1.19%	1.15%	1.10%
Non-performing Loans to Loans	1.16%	1.18%	0.89%
Net Charge-Offs to Average Loans	0.01%	0.17%	0.83%
Common Equity to Assets	10.05%	10.39%	9.63%
Tangible Common Equity to Tangible Assets*	8.09%	8.44%	7.66%

Profitability and Earnings

- Return on average assets increased to 1.36%
- Another quarter of increased revenue totaling $19.2 million
- Diluted quarterly earnings per share increased to $0.89
- Net interest income expanded to $15.6 million in the third quarter driven by higher earning asset yields
- Net interest margin increased 13 basis points to 4.35% over 2Q and is up 52 basis points over 3Q 2025
- Cost of deposits improved to 1.29%

Balance Sheet

- 29.3% noninterest-bearing deposits to total deposits
- Loan to deposit ratio of 85.6%
- Tangible common equity to assets totaled 8.09%
- Exceeded well capitalized levels across all regulatory ratios

Asset Quality

- Net charge-off ratio improved to 0.01%; year to date ratio of 0.10%

* See Non-GAAP Disclosure

GROWTH HISTORY

==> Historical growth driven primarily via acquisition

==> Leverage de novo and LPO strategy



Acquisition of Wellsville Bank
Franklin County
Closing Date: Apr 2012
Loans at Close: $15M
Acquisition of Citizens Bank, NA
Johnson County (KC MSA) /
Southeast KS
Closing Date: Nov 2013
Loans at Close: $97M
De Novo 2019
Prairie Village, KS
Johnson County
KC MSA
Acquisition of Freedom Bank
Johnson County / KC MSA
Closing Date: Oct 2022
Loans at Close: $114M
LPO Opened
Kansas City, MO
February 2024
$312
$315
$320
$420
$422
$426
$426
$439
$495
$539
$712
$662
$850
$948
$1,052
$1,111
$1,079
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
YTD 2026
PPP Impact

Total Loans *

Dollars in millions.
* Includes net deferred loan (fees) costs and loans in process

COMMUNITIES WE SERVE

Manhattan (2), Auburn, Dodge City (2), Fort Scott (2), Garden City, Great Bend (2), Hoisington, Iola, Junction City, La Crosse, Lawrence (2), Lenexa, Louisburg, Mound City, Osage City, Osawatomie, Overland Park, Paola, Pittsburg, Prairie Village, Topeka, Wamego and Wellsville, Kansas and one loan production office in Kansas City, Missouri.


Central Region
Eastern Region
Southwest Region
Southeast Region

	Number of Branches	Total Deposits ($000)	% of LARK Deposits
MSA			
Kansas City, MO-KS	7	$ 389,415	29.7
Manhattan, KS	4	214,319	16.3
Dodge City, KS	2	155,759	11.9
Topeka, KS	3	106,128	8.1
Great Bend, KS	3	76,137	5.8
Lawrence, KS	2	53,041	4.0
Ottawa, KS	1	33,692	2.6
Pittsburg, KS	1	22,150	1.7
Garden City, KS	1	20,518	1.6
County			
Bourbon, KS	2	$ 120,139	9.2
Allen, KS	1	114,855	8.8
Rush, KS	1	5,285	0.4

Sum of percentages may not equal 100% due to rounding.
Source: S&P Global. Based on FDIC deposit data as of June 30, 2026.
MSA = Metropolitan statistical area

PROFITABILITY OVERVIEW


Return on Average Assets
0.83%
1.17%
1.21%
1.17%
1.29%
1.35%
1.36%
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026


Return on Average Equity
10.0%
12.7%
13.0%
11.9%
12.6%
13.2%
13.1%
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026


Total Revenue ($M)
$ in millions
$60.5
$70.6
$18.2
$18.7
$18.8
$19.2
$19.2
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026


Efficiency Ratio *
69.1%
62.7%
61.2%
62.8%
62.7%
61.7%
63.0%
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

* See Non-GAAP Disclosure

NET INTEREST MARGIN



Net Interest Income (Quarterly)
$ in millions
$14.1
$14.8
$15.0
$15.1
$15.6
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026



Net Interest Margin
Yield on Earnings Assets
Cost of IB Liabilities
Net Interest Margin
5.61%
5.66%
5.69%
5.66%
5.79%
3.83%
4.03%
4.24%
4.22%
4.35%
2.44%
2.26%
2.05%
2.01%
2.03%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026



Net Interest Income (Annually)
$ in millions
$43.3
$45.7
$55.7
2023Y
2024Y
2025Y

- Net interest income expansion driven by higher rates on loans and securities.
- Attractive pricing
  - Yield on loans = 6.46%
  - Yield on securities = 3.80%
  - Cost of total deposits = 1.29%

NON-INTEREST INCOME

Non-Interest Income



$ in millions
$4.07
$3.90
$3.76
$4.10
$3.60
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Adjusted Non-Interest Income / Adj Total Revenue *



22.2%
21.2%
19.9%
21.4%
18.7%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Mortgage Banking



$ in millions
Gains on Sales of Loans
$0.95
$0.93
$0.89
$1.24
$0.65
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Non-Interest Income Detail

$ in millions	Q3 2025	Q4 2025	Q1 2026	Q2 2026	Q3 2026
Fees and service charges	$ 2.66	$ 2.67	$ 2.36	$ 2.45	$ 2.53
Gains on Sales of Loans, Net	0.95	0.93	0.89	1.24	0.65
Bank Owned Life Insurance	0.28	0.29	0.37	0.29	0.30
Gain (Loss) on Sale of Securities	-	(0.10)	-	-	-
Other	0.18	0.12	0.14	0.12	0.13
Total non-interest income	$ 4.07	$ 3.90	$ 3.76	$ 4.10	$ 3.60

- Mortgage gain on sale declined both quarter over quarter and year over year
- Mortgage originations decreased in the 3rd quarter
- Mortgage Servicing: ≈4,850 mortgages / $617M portfolio

- See Non-GAAP Disclosure

Sum of details may not equal totals due to rounding.

SECURITIES PORTFOLIO

Available For Sale Securities [1]



Agency MBS
41%
US Treasury
Securities
12%
Municipal (tax
exempt)
20%
Municipal
(taxable)
27%

Yield on Investment Securities (FTE)



3.35%
3.39%
3.55%
3.66%
3.80%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Securities as a % of Assets [2]



Securities ($M)
Securities to Assets
21.9%
21.9%
21.5%
21.5%
21.8%
$354
$352
$346
$345
$347
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

- Projected twelve-month cash flow at a rate of < 3.0%
- $3.9 million in HTM securities at September 30, 2026
  - Fair value = $3.5 million
- Duration of approximately 4.75 years
- Accumulated other comprehensive loss totaled ($18.5)M on September 30, 2026

(1) Data as of September 30, 2026.
(2) Available for sale and held to maturity.

DIVERSIFIED LOAN PORTFOLIO

Loan Composition (1)



CRE - Owner Occupied 20%
CRE - Non-owner Occupied 17%
Construction 3%
Agriculture 8%
Commercial 16%
Municipal 1%
Consumer 3%
1-4 family Residential 33%

$ in millions	Q3 2025	Q2 2026	Q3 2026	% of Total
Commercial	$ 186.7	$ 177.9	$ 171.5	16%
CRE - Owner Occupied	218.3	213.8	212.4	20%
CRE - Non-owner Occupied	171.3	194.0	182.9	17%
Construction	19.7	23.4	32.6	3%
Agriculture	99.9	88.1	88.3	8%
1-4 Family Residential	381.6	364.3	353.7	33%
Consumer	33.7	33.4	31.2	3%
Municipal	6.9	6.7	6.7	1%
Gross Loans	**$ 1,118.1**	**$ 1,101.5**	**$ 1,079.3**	**100%**

Yield on Loans



6.37%
6.40%
6.40%
6.31%
6.46%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

- 36% of total loans are Commercial and Owner Occupied commercial real estate
- Kansas City area (MSA) loans total ~$450 million(2)

(1) Data as of September 30, 2026.
(2) Represents loans originated in the Kansas City MSA.
Totals may not sum due to rounding.

ATTRACTIVE CORE DEPOSIT BASE

Deposit Composition[1]



Non-interest bearing
29%
Money market and
checking
46%
Deposits
$1.25
billion
Certificates of
deposits
13%
Savings
12%

Average Deposit Costs



Total Cost of Deposits
Cost of Interest Bearing Deposits
2.18%
2.06%
1.90%
1.82%
1.81%
1.59%
1.50%
1.38%
1.30%
1.29%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Deposit Composition Trend (period end)



NIB Demand
MM & Checking
Savings
CDs
18%
11%
44%
28%
16%
11%
47%
26%
16%
12%
45%
28%
14%
12%
46%
29%
13%
12%
46%
29%
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

- Retail/commercial customer deposits increased on a linked quarter and year over year basis
- Quarter over quarter deposit decrease driven by reduction in public funds
- Largest deposit MSA is Kansas City with $389 million
  - 30% of total deposits as of June 30, 2026 (FDIC data)
- Brokered and other wholesale deposits decreased to $15 million as of September 30, 2026 compared to $108 million as of September 30, 2025
- $74 million of CDs maturing in 4Q 2026

(1) Data as of September 30, 2026, unless otherwise indicated
Sum of percentages may not equal 100% due to rounding.

ASSET QUALITY



Non-accrual Loans to Loans
0.39%
0.25%
1.25%
0.90%
1.16%
2022Y
2023Y
2024Y
2025Y
Q3 2026



ACL to Loans
1.03%
1.12%
1.22%
1.12%
1.19%
2022Y
2023Y
2024Y
2025Y
Q3 2026



Net Charge-Offs to Average Loans
0.25%
0.08%
0.24%
0.13%
0.15%
0.07%
(0.00%)
(0.00%)
0.02%
0.25%
0.10%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
YTD 2026

- Net charge-offs totaled $14,000 for the third quarter or 0.01% of average loans (annualized)
- Increased ACL coverage of loans and nonperforming loans
- Non-accrual loans decreased to $12.5 million as of September 30, 2026
- Loans 30-89 days delinquent increased by $2.0 million on a linked quarter basis
- Focused on strengthening overall credit and risk oversight

CAPITAL STRENGTH

Total Stockholders' Equity



$111.4
$126.9
$136.2
$160.6
$160.3
2022Y
2023Y
2024Y
2025Y
Q3 2026

Tangible Common Equity to Tangible Assets



5.13%
5.98%
6.58%
8.03%
8.09%
2022Y
2023Y
2024Y
2025Y
Q3 2026

Accumulated Other Comprehensive Income/(Loss) ($M)



($25.1)
($16.6)
($15.8)
($5.7)
($18.5)
2022Y
2023Y
2024Y
2025Y
Q3 2026

- Well capitalized in all regulatory capital ratios
- June 30, 2026 Capital Ratios:
  - Common Equity Tier 1 = 11.89%
  - Tier 1 Capital = 13.66%
  - Total Risk Based Capital = 14.75%
- Decline in stockholders' equity at September 30, 2026 driven by a decrease in AOCI

CREATING SHAREHOLDER VALUE

Diluted Earnings Per Share



$2.15
$3.07
LTM
$3.37
$0.81
$0.77
$0.83
$0.88
$0.89
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Tangible Book Value Per Share *



$16.70
$20.79
$19.96
$20.79
$20.89
$21.76
$20.68
2024Y
2025Y
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026

Dividends Per Share



$0.35
$0.37
$0.38
$0.40
$0.42
$0.44
$0.49
$0.52
$0.54
$0.57
$0.60
$0.63
$0.69
$0.73
$0.76
$0.80
$0.63
2010Y
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Y
2023Y
2024Y
2025Y
YTD 2026

101st consecutive quarterly cash dividend since the holding company was formed in 2001

5% stock dividend annually

2026 is the 26th consecutive year LARK has declared a stock dividend

- See Non-GAAP Disclosure

LTM = Latest twelve months

OUR VISION & STRATEGIC FOCUS

Purpose

To be champions and catalysts for our communities

BHAG (10-Year Goal)

Be an employer of choice so that we can be the bank of choice

Core Values & Beliefs

We believe in treating each other with dignity and **respect.**

We believe in holding ourselves to the highest ethical standards by acting with **integrity**.

We believe in the power of **curiosity** and the drive to continuously learn and grow.

We believe in **authenticity**, operating in an honest and forthright manner, aligning our behaviors with our values.

We believe in **unity**, collaborating across teams to achieve a common goal.

PEOPLE FIRST

Enrich the associate experience through compelling programs to become an Employer of Choice.

CUSTOMER EXPERIENCE

Enhance and modernize processes and delivery systems to elevate efficiency and the end-to-end customer experience to become the Bank of Choice.

GROWTH

Drive customer growth with relevant products and services while expanding the bank's footprint via acquisitions.

INVESTMENT HIGHLIGHTS

- Strong, low-cost core funding base
- Diversified loan portfolio across commercial, agricultural and residential
- Focus on organic loan growth
- Geographic mix of urban and community markets across Kansas including the Kansas City metro
- Strong earnings and capital generation

APPENDIX: GAAP TO NON-GAAP RECONCILIATION

(Dollars in thousands)	As of or for the Year Ended, December 31, 2025	December 31, 2024	December 31, 2023	As of or for the Three Months Ended, September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025
Efficiency Ratio								
Non-GAAP financial ratio reconciliation:								
Net interest income	$ 55,685	$ 45,724	$ 43,292	$ 15,642	$ 15,080	$ 15,023	$ 14,789	$ 14,094
Non-interest income	14,951	14,744	13,230	3,602	4,095	3,764	3,899	4,068
Total revenue	$ 70,636	$ 60,468	$ 56,522	$ 19,244	$ 19,175	$ 18,787	$ 18,688	$ 18,162
Total non-interest expense	$ 45,233	$ 44,079	$ 41,983	$ 12,253	$ 11,961	$ 11,898	$ 12,260	$ 11,251
Less: foreclosure and real estate owned expense	(3)	(47)	(61)	(1)	1	(3)	20	(22)
Less: amortization of other intangibles	(588)	(663)	(765)	(133)	(132)	(133)	(133)	(152)
Less: valuation allowance on assets held for sale	(356)	(1,108)	-	-	-	-	(356)	-
Adjusted non-interest expense (A)	44,286	42,261	41,157	12,119	11,830	11,762	11,791	11,077
Net interest income (B)	55,685	45,724	43,292	15,642	15,080	15,023	14,789	14,094
Non-interest income	14,951	14,744	13,230	3,602	4,095	3,764	3,899	4,068
Less: losses on sales of investment securities, net	103	1,031	1,246	-	-	-	101	-
Less: gains on sales of premises and equipment and foreclosed assets	(81)	(326)	(1)	3	-	(32)	(17)	(55)
Adjusted non-interest income (C)	$ 14,973	$ 15,449	$ 14,475	$ 3,605	$ 4,095	$ 3,732	$ 3,983	$ 4,013
Efficiency ratio (A/(B+C))	62.7%	69.1%	71.2%	63.0%	61.7%	62.7%	62.8%	61.2%
Adjusted non-interest income to adjusted total revenue (C/(B+C))	21.2%	25.3%	25.1%	18.7%	21.4%	19.9%	21.2%	22.2%

APPENDIX: GAAP TO NON-GAAP RECONCILIATION

(Dollars in thousands, except per share amounts)	As of September 30, 2026	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2023
Tangible Book Value per Share							
Non-GAAP financial ratio reconciliation:							
Total stockholders' equity	$ 160,251	$ 166,858	$ 161,611	$ 160,631	$ 155,727	$ 136,215	$ 126,914
Less: goodwill and other intangible assets	(33,969)	(34,102)	(34,235)	(34,367)	(34,500)	(34,955)	(35,618)
Tangible equity (D)	$ 126,282	$ 132,756	$ 127,376	$ 126,264	$ 121,227	$ 101,260	$ 91,296
Total assets	$ 1,595,255	$ 1,606,516	$ 1,605,787	$ 1,606,642	$ 1,617,075	$ 1,574,142	$ 1,561,672
Less: goodwill and other intangible assets	(33,969)	(34,102)	(34,235)	(34,367)	(34,500)	(34,955)	(35,618)
Tangible assets (E)	$ 1,561,286	$ 1,572,414	$ 1,571,552	$ 1,572,275	$ 1,582,575	$ 1,539,187	$ 1,526,054
Tangible equity to tangible assets (D/E)	8.09%	8.44%	8.11%	8.03%	7.66%	6.58%	5.98%
Shares outstanding at end of period (F)	6,106,859	6,100,582	6,098,324	6,074,381	6,073,744	6,063,958	6,039,048
Tangible book value per share (D/F)	$ 20.68	$ 21.76	$ 20.89	$ 20.79	$ 19.96	$ 16.70	$ 15.12

LANDMARK BANCORP, INC.